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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           --------------------------

         Date of report (date of earliest event reported): April 7, 1999

                                   SCOOP, INC.
               (Exact name of Registrant as specified in charter)



         DELAWARE                       000-22281               33-0726608
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
       incorporation)                                     Identification Number)


                        1800 CENTURY PARK EAST, SUITE 600
                              LOS ANGELES, CA 90067
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (949) 225-6000



                                      NONE
          (Former name or former address, if changed since last report)


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ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 7, 1999, the client-auditor relationship between Scoop, Inc. and Deloitte & Touche LLP ("Deloitte") ceased.

         Other than qualifications relating to our continued operation as a going concern, Deloitte's reports on our financial statements for each of the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During our two most recent fiscal years and the subsequent interim period preceding Deloitte's resignation, there were no disagreements between Scoop, Inc. and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

         We provided Deloitte with a copy of this report and requested Deloitte to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein.
Attached as Exhibit 16 to this Form 8-K is a copy of Deloitte's letter.


ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Exhibits

              16.1 Letter of Deloitte & Touche LLP regarding change in certifying accountant



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 7, 1999                       SCOOP, INC.


                                         By:   /s/ RAND BLEIMEISTER
                                             --------------------------------
                                             Rand Bleimeister
                                             Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT                                                                    PAGE

 16.1 Letter of Deloitte & Touche LLP regarding change in certifying accountant